Exhibit 99.5

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                        1ST QTR       2ND QTR        3RD QTR        4TH QTR      TOTAL YEAR
                                                            --------      --------      ----------      --------     ----------
         EARNINGS CONTRIBUTION
              BY SUBSIDIARY ($ MILLIONS)

1           Arizona Public Service                          $     33      $     96      $      124      $     54      $    307
2           Pinnacle West Energy                                  --            (1)             --            (1)           (2)
3           APS Energy Services                                   (2)           (2)             --            (9)          (13)
4           SunCor                                                 5             1               2             3            11
5           El Dorado                                             19            (3)             (9)           (5)            2
6           Parent Company                                        (1)           (1)             (1)           --            (3)
                                                            --------      --------      ----------      --------      --------

7              Income Before Accounting Change                    54            90             116            42           302

            Cumulative Effect of Change in Accounting -
8              Net of Tax                                         --            --              --            --            --
                                                            --------      --------      ----------      --------      --------

9              Net Income                                   $     54      $     90      $      116      $     42      $    302
                                                            --------      --------      ----------      --------      --------

         EARNINGS PER SHARE
              BY SUBSIDIARY - DILUTED

10          Arizona Public Service                          $   0.39      $   1.13      $     1.46      $   0.63      $   3.61
11          Pinnacle West Energy                                  --         (0.01)          (0.01)        (0.01)        (0.03)
12          APS Energy Services                                (0.02)        (0.03)             --         (0.11)        (0.16)
13          SunCor                                              0.06          0.01            0.03          0.04          0.14
14          El Dorado                                           0.22         (0.04)          (0.10)        (0.06)         0.02
15          Parent Company                                     (0.01)           --           (0.01)           --         (0.02)
                                                            --------      --------      ----------      --------      --------

16             Income Before Accounting Change                  0.64          1.06            1.37          0.49          3.56

            Cumulative Effect of Change in Accounting -
17             Net of Tax                                         --            --              --            --            --
                                                            --------      --------      ----------      --------      --------

18             Net Income                                   $   0.64      $   1.06      $     1.37      $   0.49      $   3.56
                                                            --------      --------      ----------      --------      --------

19       BOOK VALUE PER SHARE                               $  26.29      $  27.00      $    28.01      $  28.09      $  28.09

         COMMON SHARES OUTSTANDING -
              DILUTED (THOUSANDS)
20          Average                                           84,834        84,891          85,012        85,015        84,935
21          End of Period                                     84,723        84,727          84,779        84,715        84,715

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                                1ST QTR       2ND QTR      3RD QTR       4TH QTR      TOTAL YEAR
                                                                    --------      --------     --------      --------     ----------
         ELECTRIC OPERATING REVENUES
            (DOLLARS IN  MILLIONS)
         Retail
22          Residential                                             $    157      $    228     $    324      $    172      $    881
23          Business                                                     196           253          275           211           935
                                                                    --------      --------     --------      --------      --------
24             Total retail                                              353           481          599           383         1,816
                                                                    --------      --------     --------      --------      --------
         Wholesale revenue on delivered electricity
25          Traditional contracts                                         12            18           75            16           121
26          Retail load hedge management                                   7            36          471            46           560
            Marketing and trading -- delivered
27             Generation sales other than native load                     9            13           14            80           116
28             Other delivered electricity (a)                            56           134          408           276           874
                                                                    --------      --------     --------      --------      --------
29             Total delivered marketing and trading                      65           147          422           356           990
                                                                    --------      --------     --------      --------      --------
30          Total delivered wholesale electricity                         84           201          968           418         1,671
                                                                    --------      --------     --------      --------      --------
         Other marketing and trading
            Realized margins on delivered commodities
31             other than electricity (a)                                 (5)            1           (4)           (1)           (9)
            Prior period mark-to-market (gains) losses on
32             contracts delivered during current period (a)              --            --          (17)           (2)           (2)
33          Change in mark-to-market for future-period deliveries          7            25           10           (11)           14
                                                                    --------      --------     --------      --------      --------
34          Total other marketing and trading                              2            26          (11)          (14)            3
                                                                    --------      --------     --------      --------      --------
35       Transmission for others                                           3             4            4             4            15
36       Other miscellaneous services                                      4             8            8             7            27
                                                                    --------      --------     --------      --------      --------
37             Total electric operating revenues                    $    446      $    720     $  1,568      $    798      $  3,532
                                                                    --------      --------     --------      --------      --------
         ELECTRIC SALES (GWH)

         Retail sales
38          Residential                                                1,877         2,370        3,506         2,028         9,781
39          Business                                                   2,736         3,379        3,674         2,965        12,754
                                                                    --------      --------     --------      --------      --------
40             Total retail                                            4,613         5,749        7,180         4,993        22,535
                                                                    --------      --------     --------      --------      --------
         Wholesale electricity delivered
41          Traditional contracts                                        331           391          538           350         1,610
42          Retail load hedge management                                 232           585        5,155           702         6,674
            Marketing and trading -- delivered
43             Generation sales other than native load                   396           215          163           720         1,494
44             Other delivered electricity                             2,029         2,404        4,737         3,049        12,219
                                                                    --------      --------     --------      --------      --------
45             Total delivered marketing and trading                   2,425         2,619        4,900         3,769        13,713
                                                                    --------      --------     --------      --------      --------
46          Total delivered wholesale electricity                      2,988         3,595       10,593         4,821        21,997
                                                                    --------      --------     --------      --------      --------
47             Total electric sales                                    7,601         9,344       17,773         9,814        44,532
                                                                    --------      --------     --------      --------      --------

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. Lines 28 and 31 include amounts totaling $2 million of realized revenues for the year 2000.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR   TOTAL YEAR
                                                                        -------     -------     -------     -------   ----------
         MARKETING AND TRADING
              PRETAX GROSS MARGIN ANALYSIS
            (DOLLARS IN  MILLIONS)

         REALIZED AND MARK-TO-MARKET COMPONENTS
         Current Period Effects
            Realized margin on delivered commodities
               Electricity
48                 Generation sales other than native load               $   2       $   6       $   7       $  39       $  54
49                 Other electricity marketing and trading (a)               3          28          33           5          69
                                                                         -----       -----       -----       -----       -----
50                 Total electricity                                         5          34          40          44         123
51             Other commodities (a)                                        (5)          1          (4)         (1)         (9)
                                                                         -----       -----       -----       -----       -----
52             Total realized margin                                        --          35          36          43         114
                                                                         -----       -----       -----       -----       -----
            Prior-period mark-to-market (gains) losses on contracts
               delivered during current period (b)
53             Electricity (a)                                              --          --         (18)         (2)         (2)
54             Other commodities (a)                                        --          --           1          --          --
               Charge related to trading activities with Enron
55                and its affiliates                                        --          --          --          --          --
                                                                         -----       -----       -----       -----       -----
56             Subtotal                                                     --          --         (17)         (2)         (2)
                                                                         -----       -----       -----       -----       -----
57          Total current period effects (b)                                --          35          19          41         112
                                                                         -----       -----       -----       -----       -----
         Change in mark-to-market gains (losses) for
            future period deliveries (b)
58          Electricity                                                      2          27           6         (10)          7
59          Other commodities                                                5          (2)          4          (1)          7
                                                                         -----       -----       -----       -----       -----
60          Total future period effects                                      7          25          10         (11)         14
                                                                         -----       -----       -----       -----       -----
61       Total gross margin                                              $   7       $  60       $  29       $  30       $ 126
                                                                         -----       -----       -----       -----       -----

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. A $2 million realized gain is included in the $69 million on line 49 for the total year 2000.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                        1ST QTR     2ND QTR      3RD QTR      4TH QTR     TOTAL YEAR
                                                            -------     -------      -------      -------     ----------
         MARKETING AND TRADING
              PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
            (DOLLARS IN  MILLIONS)

         BY COMMODITY SOLD OR TRADED

62       Electricity                                             7          61           28           32          128
63       Natural gas                                            --          (1)           3            3            5
64       Coal                                                   --          --           (2)          --           (2)
65       Emission allowances                                    --          --           --           (5)          (5)
66       Other                                                  --          --           --           --           --
                                                             -----       -----        -----        -----        -----
67          Total gross margin                               $   7       $  60        $  29        $  30        $ 126
                                                             -----       -----        -----        -----        -----

         BY PINNACLE WEST ENTITY

         Parent company marketing and trading division
68          Generation sales other than native load          $  --       $  --        $  --        $  --        $  --
69          Other marketing and trading                         --          --           --           (2)          (2)
         APS
70          Generation sales other than native load              2           6            7           39           54
71          Other marketing and trading                          5          54           22           (7)          74
         Pinnacle West Energy
72          Generation sales other than native load             --          --           --           --           --
73          Other marketing and trading                         --          --           --           --           --
         APS ES
74          Other marketing and trading                         --          --           --           --           --
                                                             -----       -----        -----        -----        -----
75       Total gross margin before income taxes              $   7       $  60        $  29        $  30        $ 126
                                                             -----       -----        -----        -----        -----

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                 1ST QTR      2ND QTR      3RD QTR      4TH QTR     TOTAL YEAR
                                                     -------      -------      -------      -------     ----------
         AVERAGE ELECTRIC CUSTOMERS

         Retail customers
76          Residential                              746,528      742,485      746,742      761,386      749,285
77          Business                                  92,667       93,343       94,479       96,024       94,128
                                                     -------      -------      -------      -------      -------
78             Total                                 839,195      835,828      841,221      857,410      843,413
89       Wholesale customers                              67           67           67           67           67
                                                     -------      -------      -------      -------      -------
80             Total customers                       839,262      835,895      841,288      857,477      843,480
                                                     -------      -------      -------      -------      -------

81       Customer Growth (% over prior year)             4.0%         4.1%         4.1%         4.2%         4.1%

         RETAIL ELECTRIC SALES (GWH) -
            WEATHER NORMALIZED

82       Residential                                   1,933        2,218        3,393        1,926        9,470
83       Business                                      2,736        3,276        3,626        3,005       12,643
                                                     -------      -------      -------      -------      -------
84             Total                                   4,669        5,494        7,019        4,931       22,113
                                                     -------      -------      -------      -------      -------

         RETAIL ELECTRICITY USAGE
            (KWH/AVERAGE CUSTOMER)

85       Residential                                   2,514        3,192        4,695        2,664       13,054
86       Business                                     29,525       36,200       38,887       30,878      135,496

         RETAIL ELECTRICITY USAGE -
              WEATHER NORMALIZED
            (KWH/AVERAGE CUSTOMER)

87       Residential                                   2,589        2,987        4,544        2,530       12,639
88       Business                                     29,525       35,096       38,379       31,294      134,317

         ELECTRICITY DEMAND (MW)

89       System peak demand                            3,315        5,095        5,478        4,331        5,478

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                            1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                                                -------     -------     -------     -------    ----------
         ENERGY SOURCES (GWH)

         Generation production
90          Nuclear                                               2,325       2,090       2,348       2,078       8,841
91          Coal                                                  2,828       3,163       3,343       3,175      12,509
92          Gas, oil and other                                      323         526       1,046         889       2,784
                                                                 ------      ------      ------      ------      ------
93             Total                                              5,476       5,779       6,737       6,142      24,134
                                                                 ------      ------      ------      ------      ------
         Purchased power
94          Firm load                                                51         819       1,550          95       2,515
95          Marketing and trading                                 2,261       2,989       9,893       3,750      18,893
                                                                 ------      ------      ------      ------      ------
96             Total                                              2,312       3,808      11,443       3,845      21,408
                                                                 ------      ------      ------      ------      ------
97             Total energy sources                               7,788       9,587      18,180       9,987      45,542
                                                                 ------      ------      ------      ------      ------
         POWER PLANT PERFORMANCE

         Capacity Factors
98          Nuclear                                                  98%         88%         98%         87%         93%
99          Coal                                                     76%         85%         88%         84%         83%
100         Gas, oil and other                                       13%         21%         40%         34%         27%
101         System average                                           63%         67%         77%         70%         69%

         Generation Capacity Out of Service and Replaced for
         Native Load (average MW/day)
102         Nuclear                                                  27         129          21         143          80
103         Coal                                                    223         124          85         187         155
104         Gas                                                       8          43          16          20          22
105            Total                                                258         296         122         350         257

106      Generation Fuel Cost ($/MWh)                            $10.65      $12.69      $14.77      $16.28      $13.72

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   TOTAL YEAR
                                                           -------     -------     -------     -------   ----------
         ENERGY MARKET INDICATORS (A)

         Electricity Average Daily Spot Prices ($/MWh)
            On-Peak
107            Palo Verde                                  $30.52      $90.49      $170.40     $154.33     $111.44
108            SP15                                        $31.40      $82.67      $152.74     $162.59     $107.35
            Off-Peak
109            Palo Verde                                  $22.97      $31.91      $ 61.48     $ 95.72     $ 53.02
110            SP15                                        $24.52      $32.45      $ 66.28     $119.72     $ 60.74

         WEATHER INDICATORS

         Actual
111         Cooling degree-days                                71       1,712        2,547         253       4,583
112         Heating degree-days                               459           9           --         500         968
113         Average humidity                                   37%         23%          29%         46%         34%
         10-Year Averages
114         Cooling degree-days                                71       1,458        2,454         398       4,381
115         Heating degree-days                               556          35           --         435       1,026
116         Average humidity                                   45%         25%          34%         40%         36%

         ECONOMIC INDICATORS

         Building Permits -- Metro Phoenix (b)
117         Single-family                                   8,163       9,605        8,331       6,410      32,509
118         Multi-family                                    3,208       2,651        2,417       1,952      10,228
                                                           ------      ------       ------      ------      ------
119            Total                                       11,371      12,256       10,748       8,362      42,737
                                                           ------      ------       ------      ------      ------

         Arizona Job Growth (c)
120         Payroll job growth (% over prior year)            4.4%        4.0%         3.9%        3.4%        3.9%
121         Unemployment rate (%, seasonally adjusted)        4.1%        3.9%         3.8%        3.7%        3.9%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.